***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R §§ 200.80(b)(4)

And 240.24b-2

Exhibit 10.2

CONFIDENTIAL

THIRD Amendment to Commercial Supply Agreement for Exenatide

THIS THIRD AMENDMENT (“Amendment”) is effective as of September 20, 2010 and is by and between AMYLIN PHARMACEUTICALS, INC., a Delaware corporation (“Amylin”), having a place of business at 9360 Towne Centre Drive, San Diego, California 92121 USA and BACHEM AMERICAS, INC., a California corporation, having a place of business at 3132 Kashiwa Street, Torrance, CA 95050 USA and BACHEM INC, a California corporation, having a place of business at 3132 Kashiwa Street, Torrance, CA  90505 (collectively “Bachem”).

WHEREAS, Amylin and Bachem entered into an Agreement effective as of December 23, 2003, directed to the supply of commercial scale Exenatide, as amended (the “Commercial Supply Agreement”));

WHEREAS, Amylin and Bachem have agreed to modify the pricing and exclusivity provisions of the Commercial Supply Agreement;

WHEREAS, Amylin and Bachem have mutually agreed to modify the Specifications; and

NOW, THEREFORE, in consideration of the premises above and the terms and conditions set forth below, the parties agree as follows:

1.     Paragraph 2.3 is hereby deleted and replaced with the following:

2.3              The price for the Product shall be based on minimum order volumes of [***] per order, or the [***], whichever is less, and shall be [***] ($[***]), which price shall include the costs of Materials and analytical release testing.  If Materials’ costs or waste disposal costs change by more than [***] percent ([***]%) over the [***], the price for the Product may be adjusted, subject to the parties’ mutual written agreement, to reflect the change in such costs.

The price is based on current specifications.  The parties agree that changes to the Product Specifications that are set forth in Exhibit 1.1 attached herein and incorporated by this reference dated June 16, 2010, will not result in any change to the price set forth above; provided, however that, if such changes to the Product Specifications reflect process capabilities that are outside the process capabilities demonstrated by Bachem in manufacturing validation batches, then the parties will discuss whether such price would require adjustment as a consequence.

If certain process improvements can be identified, Bachem and Amylin will jointly decide on a course of action, provided that no change to the manufacturing process for Product may be implemented without Amylin’s prior written approval.  Bachem will quote for the work that implementation of changes involves.  Amylin can then elect to pursue this option.  Any cost savings that insue from the implementation of these changes would be [***] between the parties.

2.     Paragraph 3.14 is hereby deleted in its entirety and not replaced.

***Confidential Treatment Requested

3. Under Article 12, “Notices” of the Agreement, contact information is hereby deleted and replaced with the following:

If to Amylin:	Amylin Pharmaceuticals
9360 Towne Centre Drive
San Diego, CA 92121
Telefax No: 858-552-2212
Attn: Paul Marshall, Senior Vice President, Operations

With a copy to:	Amylin Pharmaceuticals
9360 Towne Centre Drive
San Diego, CA 92121
Telefax No.: 858-552-1936
Attn: Marcea Bland Lloyd, Senior Vice President and General Counsel

If to Bachem	Bachem Americas, Inc.
3132 Kashiwa Street
Torrance, CA 90505
Telefax No. 310-539-9428
Attn: Philip Ottiger, President & Chief Executive Officer

With a copy to:	Bachem, Inc.
3132 Kashiwa Street
Torrance, CA 90505
Telefax No. 310-530-2426
Attn: Alex Fässler, Chief Operating Officer

4. Except as expressly stated above, the Agreement remains in full force and effect in accordance with its terms.  Unless otherwise stated in this Amendment each defined term herein shall have the same meaning ascribed to such term in the Agreement.

5. The terms and conditions of this Amendment are hereby incorporated into and made a part of the Supply Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date written above.

Bachem Americas, Inc.		Amylin Pharmaceuticals, Inc.

By:	/s/ Philip Ottiger	By:	/s/ Paul Marshall

Name:	Philip Ottiger	Name:	Paul Marshall

Tltle:	President & CEO	Title:	Senior Vice President, Operations

Bachem, Inc.

By:	/s/ Alex Fässler

Name:	Alex Fässler

Tltle:	Chief Operating Officer

EXHIBIT 1.1

CONFIDENTIAL

[Amylin logo]

CONFIDENTIAL — Do Not Reproduce

Document Approval Sheet

Document Type:	Specification
Document Number:	SPEC-111
Title:	Specification for AC2993 Drug Substance (Bachem)
Revision Number:	10
Supersedes:	[***]
Dept. Owner:	[***]
Quality Program:	[***]

Approvals

Rami Nagola	/s/ Rami Nagola	LQA	16 June 2010
Initiator (print name)	Signature	Dept.	Date

Sharon Ho Burns	/s/ Sharon Ho Burns	Mfrg	16 June 2010
Approver (print name)	Signature	Dept.	Date

James Shanley	/s/ James Shanley	PQ	16 June 2010
Quality Mgmt (print name)	Signature	Dept.	Date

***Confidential Treatment Requested

[Amylin logo]

Title:  Specification for AC2993 Drug Substance (Bachem)

Corporate Specification for AC2993 Drug Substance, Supplier: Bachem

Description:    N/A

ATTRIBUTE	ALERT LIMIT(1)	SPECIFICATION	METHOD
[***](5)	None	[***]	[***](2)
[***] by [***]
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio	[***](2)
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***]	None	[***] mole ratio
[***] by [***]	None	[***] ± [***]	[***](3)
[***] by [***]	None	Consistent with reference standard	[***](2)
[***](5)	NMT [***]%	NMT [***]%	[***](2)
[***](5)	None	NMT [***]%	[***](4)
[***] by [***]	NMT [***]%	Not required	[***](4)
[***](5)	NLT [***]%	NLT [***]%	[***](2)
[***] by [***](5)	NMT [***]%	NMT [***]%	[***](2)
[***] by [***](5)	None	NMT [***]%	[***](2)
[***] by [***](5)	None	NMT [***]%	[***](2)
[***] by [***](5)	None	NMT [***]%	[***](2)
[***](5)	NLT [***]%	NLT [***]%	[***](2)

SPEC-111, Rev. 10	Effective: 18 Jun 2010	Page 1 of 5

***Confidential Treatment Requested

[Amylin logo]

Title:  Specification for AC2993 Drug Substance (Bachem)

Corporate Specification for AC2993 Drug Substance, Supplier: Bachem

Description:    N/A

ATTRIBUTE	ALERT LIMIT	SPECIFICATION	METHOD
[***] by [***](5)	NMT [***]%	NMT [***]%	[***](2)
[***](5)	None	NMT [***]%	[***](2)
[***](5)	None	NMT [***]%	[***](2)
[***](5)	None	NMT [***]%	[***](2)
[***](5)	None	NMT [***]%	[***](2)
[***](5)	None	NMT [***]%	[***](2)
[***](5)	None	NMT [***]%	[***](2)
[***](5)	None	[***]% - [***]% of [***]	[***](8)

***Confidential Treatment Requested

[Amylin logo]

Title:  Specification for AC2993 Drug Substance (Bachem)

Corporate Specification for AC2993 Drug Substance, Supplier: Bachem

Description:    N/A

ATTRIBUTE	ALERT LIMIT	SPECIFICATION	METHOD
[***]	None	NMT [***]% ([***])
[***]	None	NMT [***]% ([***])	[***](2)
[***]	None	NMT [***]% ([***])	[***](2)
[***]	None	NMT [***]% ([***])
[***](6)	[***] ppm	Not required	[***]
[***](6)	[***]/mg	Not required	[***]
[***]	None	[***]/g	[***](9)
[***](6)	Report Results	Not required	[***](2)
[***](6)	Report Results	Not required	[***](7)

(1) [***]

(2) [***]

(3) [***]

(4) [***]

(5) [***]

(6) [***]

(7) [***]

(8) [***]

(9) [***]

NMT = Not more than

NLT = Not less than

Storage Temperature:        Store at NMT [***]

Shipping Temperature:      Ship at NMT [***]

Retest period:                       [***]

***Confidential Treatment Requested

[Amylin logo]

Title:  Specification for AC2993 Drug Substance (Bachem)

Corporate Specification for AC2993 Drug Substance, Supplier: Bachem

Description:    N/A

ATTRIBUTE	SPECIFICATION	METHOD
[***]	[***]	[***](1)
[***]
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio	[***](1)
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***]	[***] mole ratio
[***] by [***]	[***] ± [***]	[***](2)
[***] by [***]	Consistent with reference standard	[***](1)
[***]	NMT [***]%	[***](1)
[***]	NMT [***]%	[***](3)
[***] by [***]	NLT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)

Page 4 of 5

Title:  Specification for AC2993 Drug Substance (Bachem)

***Confidential Treatment Requested

[Amylin logo]

Corporate Specification for AC2993 Drug Substance, Supplier: Bachem

Description:    N/A

ATTRIBUTE	SPECIFICATION	METHOD
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***] by [***]	NMT [***]%	[***](1)
[***]	[***]	[***](4)
[***]	NMT [***]% ([***])
[***]	NMT [***]% ([***])	[***](1)
[***]	NMT [***]% ([***])	[***](1)
[***]	NMT [***]% ([***])
[***]	NMT [***]/g	[***](5)

(1) [***]

(2) [***]

(3) [***]

(4) [***]

(5) [***]

NMT = Not more than

NLT = Not less than

END OF DOCUMENT

***Confidential Treatment Requested